UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.

Two World Financial Center, Building B
New York, NY 10281

Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, NY 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:                                                     February 28, 2011

Date of reporting period:                                                  February 28, 2011

1

ITEM 1.  REPORT TO SHAREHOLDERS

JAPAN SMALLER CAPITALIZATION FUND, INC.

April 27, 2011

To Our Shareholders:

We present the Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the fiscal year ended February 28, 2011.

The Net Asset Value per share (“NAV”) of the Fund increased by 17.1% and the closing market price of the Fund (on the New York Stock Exchange) increased by 18.9% for the year after giving effect for the reinvestment of income dividends and long term distributions. The closing market price of the Fund on February 28, 2011 was $9.58 representing a discount of 2.2% to the NAV of $9.80. The net assets of the Fund totaled $208,210,923 on February 28, 2011.

The Russell/Nomura Small Cap™ Index, the Fund’s benchmark (“Benchmark”), increased by 20.9% in United States (“U.S.”) dollar terms. The Toyko Price Index ( the “TOPIX”), consisting of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), increased by 15.4% and the Nikkei Average Index, a price-weighted index of the 225 leading stocks on the TSE, increased by 13.8% in U.S. dollar terms for the year ended February 28, 2011. The Japanese yen (“Yen”) appreciated by 7.8% against the U.S. dollar during the year.

During the year ended February 28, 2011, the Fund underperformed the Benchmark Index by 3.8%.

The Portfolio

Equity holdings represented 99.4% of the Fund’s net assets at February 28, 2011. The Fund was diversified into 134 issues, of which 125 were TSE First Section stocks, three were TSE Second Section stocks, three were JASDAQ stocks and three were other smaller capitalization stocks, comprising 93.2%, 0.9%, 2.0% and 3.3%, respectively, of net assets on February 28, 2011.

Performance

In terms of the sector allocation strategy, the overweight position in the Electronics sector and the underweight position in the Consumption sector produced the largest positive contributions, although sector returns were eroded by the underweight position in the Machinery sector and the overweight position in the Information & System sector. All together, the sector allocation strategy results were positive.

Stock attribution analysis shows that some holdings in the Machinery sector, such as Neturen and O-M, contributed to the relative performance. Meanwhile, Shinko Electric Industries in the Electronics sector had a negative impact. In addition, the Fund did not hold the best performing stocks in this sector, such as Dainippon Screen Manufacturing and Alps Electronics. Therefore, the overall stock selection result was negative.

Market Review:

The Benchmark Index rose by 11.6% in local currency terms during the year ended February 2011. Meanwhile, the TOPIX increased by 6.4% and underperformed the smaller capitalization stocks.

The Japanese equity market made further headway during March 2010 and even began to show some signs of possible overheating. The TOPIX enjoyed an almost uninterrupted rally to the end of the month. News that the Bank of Japan (“BOJ”) was considering further monetary easing measures helped to break the earlier deadlock, while uncertainty over the U.S. economy and the Greek fiscal crisis placed upward pressure on the Yen and dampened equity market sentiment.

In the April-June quarter of 2010, investors became increasingly concerned about the wider implications of the sovereign debt problems in Europe and the risk of a faltering economic recovery in the U.S., which together triggered steep falls in the Japanese and global equity markets. Exogenous factors, such as the wider implications of the Greek debt crisis for other European economies and weak U.S. economic indicators, served to undermine wider market sentiment. Consequently, declines in U.S. treasury yields and the unfolding debt crisis in the European Union caused the Yen to strengthen against both the U.S. dollar and the euro.

After fluctuating in a relatively narrow range during the July-September period, the TOPIX ended the third quarter with a loss of 1.4%. The Benchmark Index declined by 3.6% over the same period in local currency terms. The initial downturn came in response to growing concerns about signs of a waning economic recovery in the U.S. in the wake of disappointing economic indicators released during the period. The yen’s ongoing appreciation compounded the depressed market sentiment, although the concerns were mitigated to some extent following intervention in the foreign currency markets by the Japanese government. Even though many Japanese companies reported generally encouraging earning results for the April-June FY2010 first quarter, many of them upheld cautious outlook projections for the rest of the fiscal year.

Growing optimism about the prospects for the U.S. economy helped the TOPIX index to rally during the October-December period. Positive economic indicators and favorable fiscal policies in the U.S. helped to push aside concerns that the economy might suffer a double-dip recession. This helped to bolster Japan’s export-oriented companies. Meanwhile, both the BOJ and the Federal Reserve underlined their commitment to monetary easing during the review period. The BOJ revealed monetary stimulus policies in October that surpassed market expectations. The central bank relaxed the benchmark interest rate target and also announced that it would establish a fund to buy government bonds and other assets such as corporate bonds, exchange-traded funds, and real estate investment trusts through the open market. The Federal Reserve also implemented a second round of quantitative easing in November. Meanwhile, the Yen fluctuated close to its historical high, which generated volatility in the equity market.

Japanese equity prices made a solid start in January 2011, lifted by a continued rally in the global equity markets after the New Year holidays. External factors, such as sovereign credit problems in Europe and political instability in North Africa and the Middle East, undermined this positive sentiment later, however, and the TOPIX ended with just a small gain.  Positive earnings results from the Japanese corporate sector and some better economic indicators from the U.S. helped the TOPIX to rally during February 2011. Earnings results for the October-December quarter were generally encouraging, which gave a broad confidence boost to the equity markets during the first half of this review month. In addition, market sentiment benefited from optimism about the prospects for the U.S. economy following the release of unexpectedly strong indicators including employment data and the ISM manufacturing index. Correspondingly, the U.S. dollar started to gain value against the Yen following the release of these improved economic indicators, which also helped to mitigate concerns over the persistent strength of the Japanese currency.

Outlook and Future Strategy

While the Fund’s medium term view of the Japanese equity market remains positive, stock prices could experience increased volatility for a while due to some new risk factors, primarily associated with the political upheavals in the Middle East and Africa, the subsequent increase in oil prices, and if the political turmoil becomes prolonged, or deteriorates further, then corporate earnings could suffer due to higher inflationary pressure from a surge in oil prices and weaker economic growth prospects worldwide. While the equity markets in the developed countries in general have registered robust performances over the last few months, these risk factors also offer a good reason for market participants to become cautious in the near term.

Meanwhile, the biggest domestic risk factor resulted from the massive earthquake that occured in the Tohoku area of Japan on March 11th. Some analysts predict that the damage in capital stock in the Tohoku region to be around JPY15 trillion and that Japan’s annual GDP growth rate is likely to contract by 0.5% in FY2011. Problems at the Fukushima Daiichi Nuclear Power Plant remain a concern, and electricity supply shortages may resurface in the summer.

Demand in the developed economies has shown a steady recovery lately. The U.S. economic outlook has been upgraded in recent months and this has lifted long-term U.S. interest rates and thereby widened the yield gap between the U.S. and Japan, which has helped to stabilize the yen/dollar exchange rate. This improved outlook has also helped to support market sentiment among international investors, who remained net buyers of Japan equities for a sixth consecutive month in February. Since aggregate demand levels across the developed economies remain below the levels seen in 2006-07, the Fund believes the global economy has ongoing recovery potential over the medium-term.

In the meantime, inflationary pressures have intensified around the globe following the increase in oil prices. Authorities in some emerging economies might need to tighten monetary policy further to control demand growth in the short run, while central banks in many Western economies are caught in a dilemma over the impact of reversing the current aggressive monetary easing policy to address inflation, which is being fuelled by higher oil prices. In Japan, the economy continues to suffer from deflationary conditions; so among the developed economies, the BOJ is the most likely to maintain its current policy.

We saw few surprises in the latest quarterly earnings reports, as export-oriented manufacturing sectors continued to drive overall earnings growth. While global demand has been recovering, Japanese manufacturers remain cautious about an increase in spending and expansion of inventory levels and manufacturing capacity. Hence, their cost structures remain tightly constrained and sales increases should directly improve cash flows. Higher material costs could have a negative impact on earnings, but this could be mitigated by the improved cost structure. The Fund therefore expects dividend and share buy-backs from Japanese companies to illustrate a steady increase along with the recovery in profits and their more positive approach to earnings pay out ratios, which are currently lower than in western markets.

Equity valuations of Japanese small capitalization stocks have remained at low levels. The current P/B ratio is around 0.9 (Russell/Nomura Small Cap Index), compared with Japan’s overall market P/B ratio of 1.2. Hence, there is still plenty of scope for book values to increase in the small capitalization market. The aggregate forward P/E ratio, around 14 for FY2011, is still at a quite reasonable level. While higher material costs could damage the earnings outlook in the short run, the Fund still expects earnings growth along with an increase in global demand over the medium-term.

Japan’s March 11 earthquake and tsunami devastated the country’s north-eastern region.

The losses in capital stock are equivalent to a 25% decline in capital stock and are expected to push down the national GDP by 0.8% in 2011. Some power plants were shut down, including the crippled Fukushima Daiichi nuclear power plant, causing power supply shortages. The Fund’s portfolio management and research team is working hard to analyze the impact of the March 11 event on the Fund’s portfolio companies and evaluate how this will impact the holdings in the future. The Japanese economy appears likely to stagnate in the first half of 2011, hit by the earthquake, before bouncing back as reconstruction demand rises in the second half of 2011 and beyond.

Given that the global economic recovery is only progressing at a moderate pace and the currency exchange rate is still prone to volatility, the Fund will not change its current portfolio strategy aggressively. While the current recovery in Japanese small cap stocks is leading to more volatile market conditions, we believe this is a good opportunity to pick up oversold stocks in this market. The Fund will seek to make the most of this opportunity.

We appreciate your continuing support of your Fund.

Sincerely,

Shigeru Shinohara
President

BENCHMARK

The Russell/Nomura Small Cap™ Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total Market™ Index. It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total Market™ Index. Currently, there are 1,099 securities in the Russell/Nomura Small Cap™ Index.

SHARHOLDER ACCOUNT INFOMRATON

Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission’s web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission’s web site at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FUND CERTIFICATION

In November 2010, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

PORTFOLIO MANAGER

On December 13, 2010, Mr. Shinichi Tanaka became the new Portfolio Manager for the Fund. Mr. Tanaka is the Chairman of the Japan Small Capitalization Stock Selection Committee of Nomura Asset Management Co., Ltd. He has been a member of the advisor’s Japan Equity Small/ Mid Cap Team for Institutional Clients since 2005.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FUND HIGHLIGHTS—FEBRUARY 28, 2011 (Unaudited)

KEY STATISTICS
Net Assets	$208,210,923
Net Asset Value per Share	$9.80
Closing NYSE Market Price	$9.58
Percentage Change in Net Asset Value per Share*†	17.1%
Percentage Change in NYSE Market Price*†	18.9%

MARKET INDICES
Percentage change in market indices:*
	YEN	U.S.$
Russell/Nomura Small Cap™ Index	11.6%	20.9%
TOPIX	6.4%	15.4%
Nikkei Average	4.9%	13.8%
*From March 1, 2010 through February 28, 2011.
†Reflects the percentage change in share price adjusted for reinvestment of income dividends and long term capital gain distributions.

ASSET ALLOCATION
Japanese Equities
TSE First Section Stocks	94.1%
TSE Second Section Stocks	0.3
JASDAQ Stocks	2.9
Other Smaller Capitalization Stocks	2.1
Cash and Cash Equivalents	0.6
Total Investments	100.0
Other Assets in Excess of Liabilities, Net	0.0
Net Assets	100.0%

INDUSTRY DIVERSIFICATION	% of Net Assets		% of Net Assets
Services	13.0	Transportation	3.1
Chemicals and Pharmaceuticals	8.7	Food Manufacturing	3.3
Miscellaneous Manufacturing	10.9	Information and Software	10.3
Electronics	9.9	Iron and Steel	4.5
Banks and Finance	6.7	Telecommunications	3.4
Retail	8.0	Wholesale	0.5
Real Estate and Warehouse	4.9	Textiles and Apparel	1.0
Machinery and Machine Tools	4.3	Restaurants	0.2
Automotive Equipment and Parts	6.7

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE
	Market	% of
Security	Value	Net Assets
Otsuka Corporation	$7,090,390	3.4
Itochu Techno-Solutions Corporation	4,801,779	2.3
Hitachi Chemical Company, Ltd.	4,758,980	2.3
Park 24 Co. Ltd.	4,555,585	2.2
Fuji Machine Mfg. Co., Ltd.	3,265,581	1.6
Rohto Pharmaceutical Co., Ltd.	3,104,521	1.5
Yaskawa Electric	2,991.982	1.4
Nihon Kohden Corporation	2,852,816	1.4
NEC Networks & System Integration Corporation	2,716,672	1.5
	2,703,521	1.3

JAPAN SMALLER CAPITALIZATION FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Directors
of Japan Smaller Capitalization Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Japan Smaller Capitalization Fund, Inc. (the “Fund”), including the schedule of investments, as of February 28, 2011, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2011 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets, for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, New York
April 21, 2011

SCHEDULE OF INVESTMENTS*

FEBRUARY 28, 2011

	Shares	Cost	Market Value	% of Net Assets
EQUITY SECURITIES

Automotive Equipment and Parts
Exedy Corporation	31,300	$467,252	$1,030,156	0.5
Drivetrain products
Hino Motors, Ltd.	346,000	1,182,009	1,904,277	0.9
Diesel buses and trucks
Keihin Corporation	62,600	922,422	1,380,416	0.7
Automotive and machinery parts
Musashi Seimitsu Industry Co., Ltd	100,800	1,850,750	2,653,311	1.3
Ball joints, camshafts, and gears
Nihon Parkerizing Co., Ltd.	70,000	926,611	1,078,894	0.4
Rustproof and heat treatment

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2011

	Shares	Cost	Market Value	% of Net Assets

Nissin Kogyo Co., Ltd.	55,900	$886,541	$1,025,294	0.5
Brake systems
Tokai Rika Co., Ltd.	117,800	2,401,860	2,279,954	1.1
Electronic parts
Toyoda Gosei Co., Ltd.	112,200	2,625,409	2,623,408	1.3
Resin and rubber parts
Total Automotive Equipment and Parts		11,262,854	13,975,710	6.7

Banks and Finance
The Aichi Bank, Ltd.	31,600	2,792,623	2,159,497	1.0
General banking services
The Bank of Iwate, Ltd.	26,300	1,526,516	1,251,693	0.6
General banking services
The Keiyo Bank, Ltd..	390,000	1,869,148	2,251,144	1.1
General banking services
Matsui Securities Co., Ltd.	104,100	803,390	739,352	0.4
Online brokerages
The Mie Bank, Ltd.	580,000	2,512,944	1,691,622	0.8
General banking services
The Musashino Bank, Ltd.	56,700	1,759,864	1,941,549	0.9
Regional bank
Osaka Securities Exchange Co., Ltd.	352	1,811,122	1,911,526	0.9
Marketplace for trading investment vehicles
The San-in Godo Bank, Ltd.	265,000	2,274,672	2,069,681	1.0
General banking services
Total Banks and Finance		15,350,279	14,016,064	6.7

Chemicals and Pharmaceuticals
Adeka Corporation	129,000	1,238,858	1,440,417	0.7
Resin products
AIN Pharmaciez Inc.	4,700	184,975	163,865	0.1
Pharmacies
Daicel Chemical Industries, Ltd.	326,000	1,676,306	2,227,836	1.1
Organic/inorganic chemicals
Daiso Co., Ltd.	233,000	634,107	807,517	0.4
Caustic soda
Hitachi Chemical Company, Ltd.	205,900	3,825,186	4,758,980	2.3
Semiconductor materials
Kaken Pharmaceuticals Co., Ltd.	73,000	622,606	929,148	0.5
Pharmaceuticals and agrochemicals
Koatsu Gas Kogyo Co., Ltd.	196,000	1,108,050	1,219,843	0.6
High-pressured gases and chemicals
Miraca Holdings Inc.	57,600	1,715,065	2,221,197	1.1
Medical drugs and equipment

See notes to finanical statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2011

	Shares	Cost	Market Value	% of Net Assets
Rohto Pharmaceutical Co., Ltd.	265,000	$2,972,973	$3,104,521	1.5
Pharmaceuticals manufacturer
Sawai Pharmaceutical Co., Ltd.	2,200	203,276	205,919	0.1
Prescription and generic drugs
Sekisui Plastics Co., Ltd	92,000	465,331	404,174	0.1
Framed plastics and resin products
Torii Pharmaceutical Co., Ltd.	24,400	436,310	527,036	0.2
Pharmaceuticals
Total Chemicals and Pharmaceuticals		15,083,043	18,010,453	8.7

Electronics

Foster Electric Company, Limited	76,200	2,037,718	2,042,043	1.0
Speaker systems
Funai Electric Co., Ltd.	62,200	1,843,165	2,012,989	1.0
Audio-visual equipment
Fuji Machine Mfg. Co., Ltd.	134,000	1,953,732	3,265,581	1.6
Automated assembly machines
Fujitsu General Limited	184,000	795,799	1,075,551	0.5
Air conditioners
Japan Aviation Electronics Industry, Limited	111,000	883,292	931,942	0.5
Aerospace electronic devices
MegaChips Corporation	114,300	2,106,969	2,467,468	1.2
Large-Scale-Integration circuits
The Okinawa Electric Power Company, Incorporated	30,800	1,479,765	1,533,516	0.7
Thermal power
Sanshin Electronics Co., Ltd.	222,600	2,542,839	1,972,147	1.0
Semiconductors
Shinko Electric Industries Co., Ltd.	123,700	1,519,300	1,431,053	0.7
Semiconductor packages
Tomen Devices Corporation	30,900	644,727	906,506	0.3
Semiconductors
Yaskawa Electric Corporation	257,000	1,956,670	2,991,982	1.4
Servomotors and industrial robots
Total Electronics		17,673,976	20,630,778	9.9

Food Manufacturing

Fuji Oil Co., Ltd	170,500	2,210,509	2,423,973	1.2
Palm oil and coconut oil
J-Oil Mills, Inc.	338,000	1,121,249	1,055,928	0.5
Cooking oil
Marudai Food Company, Ltd.	91,000	279,703	300,946	0.1
Fresh meat
Morinaga Milk Industry Co., Ltd.	197,000	786,836	826,994	0.4
Dairy products

See notes to finanical statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2011

	Shares	Cost	Market Value	% of Net Assets
Nippon Flour Mills Co., Ltd.	81,000	$384,565	$402,306	0.2
Flour
Warabeya Nichiyo Co., Ltd.	77,000	955,942	1,004,491	0.5
Prepared boxed lunches
Yamazaki Baking Co., Ltd.	75,000	883,505	909,757	0.4
Baking foods
Total Food Manufacturing		6,622,309	6,924,395	3.3

Information and Software

COOKPAD, Ltd.	41,200	1,122,223	1,070,411	0.5
Operates cooking recipes websites
Dwango Co., Ltd.	357	665,411	1,016,390	0.5
Mobile phones internet content
IT Holdings Corporation	85,600	1,057,466	974,615	0.5
Network solutions
Itochu Techno-Solutions Corporation	136,200	4,511,074	4,801,779	2.3
Computer network systems developer
Kakaku.com, Inc.	178	687,138	1,036,134	0.5
Price comparison and product information
NSD Co., Ltd.	94,100	975,479	1,033,498	0.5
Computer software development
Otsuka Corporation	101,400	6,357,279	7,090,390	3.4
Computer information system developer
Sato Corporation	93,900	958,124	1,267,355	0.6
Automation recognition systems
Square Enix Holdings Co., Ltd.	110,400	2,048,325	2,050,507	1.0
Entertainment software
Zappallas, Inc.	685	1,264,682	1,101,751	0.5
Mobile phones internet content
Total Information and Software		19,647,201	21,442,830	10.3

Iron and Steel

Hanwa Co., Ltd.	583,000	2,301,876	2,703,521	1.3
Steel imports/exports
Hitachi Metals Ltd.	135,000	1,876,272	1,838,550	0.9
Specialty steel and metal products
Neturen Co., Ltd.	281,300	2,517,543	2,698,173	1.3
Induction hardening equipment
Pacific Metals Co., Ltd	220,000	1,888,806	2,067,240	1.0
Ferronickel, stainless steel, and metal powder
Total Iron and Steel		8,584,497	9,307,484	4.5

See notes to finanical statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2011

	Shares	Cost	Market Value	% of Net Assets

Machinery and Machine Tools
Disco Corporation	15,000	$868,692	$1,052,535	0.5
Industrial machinery
Hisaka Works, Ltd.	86,000	963,417	1,223,699	0.6
Heat exchangers and evaporators
Mimasu Semiconductor Industry Co., Ltd.	147,400	1,618,910	1,804,164	0.9
Silicon and gallium
Misumi Group Inc.	80,100	1,428,035	1.968,655	1.0
Precision machinery parts
Taiho Kogyo Co., Ltd.	118,700	1,093,191	1,274,709	0.6
Metal forgings
Trusco Nakayama Corporation.	69,700	1,000,367	1,261,396	0.6
Industrial machinery
Yuken Kogyo Co., Ltd.	189,000	724,153	403,624	0.1
Hydraulic equipment
Total Machinery and Machine Tools		7,696,765	8,988,782	4.3

Miscellaneous Manufacturing
Daiichikosho Co., Ltd.	90,600	1,375,107	1,757,935	0.8
Karaoke equipment
Fujimi Incorporated	54,900	944,273	846,161	0.4
Silicon wafer polishing materials
Fuji Seal International, Inc.	33,800	770,650	749,049	0.4
Packaging-related materials
Hogy Medical Co., Ltd.	17,700	876,263	838,074	0.4
Medical supply products
Hokuetsu Kishu Paper Co., Ltd.	135,500	804,258	782,128	0.4
Paper and pulp products
Horiba, Ltd.	58,000	1,349,286	1,805,577	0.9
Measuring instruments and analyzers
Japan Digital Laboratory Co., Ltd.	121,900	1,433,184	1,448,906	0.7
Computers for accounting and financial use
Kansai Paint Co., Ltd.	189,000	1,295,017	1,792,092	0.9
Paint
Maruwa Co., Ltd.	30,600	972,342	1,047,446	0.5
Electronic ceramic components
Mitsui Mining & Smelting Co., Ltd.	649,000	1,840,606	2,558,143	1.2
Non-ferrous metals
Nihon Kohden Corporation	130,600	1,925,449	2,852,816	1.4
Medical Equipment
Nitta Corporation	64,100	939,275	1,221,846	0.6
Process rubber products

See notes to finanical statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2011

	Shares	Cost	Market Value	% of Net Assets
Noritz Corporation	4,800	$91,319	$81,128	0.0
Gas-fired bathes
Sumitomo Forestry Co., Ltd.	184,800	1,391,664	1,675,592	0.8
Lumber and wood-related construction materials
Taiheiyo Cement Corporation†	268,000	383,633	395,729	0.1
Cement
Toagosei Co., Ltd.	204,000	1,000,009	1,040,600	0.5
Inorganic/organic chemicals
Toyo Tanso Co., Ltd.	33,500	1,730,624	1,856,001	0.9
Carbon and graphite
Total Miscellaneous Manufacturing		19,122,959	22,749,223	10.9

Real Estate and Warehouse
Daibiru Corporation	223,000	2,447,029	1,899,494	0.9
Leases office buildings, apartments and hotels
Goldcrest Co., Ltd. .	47,250	1,217,957	1,282,949	0.6
Real estate management services
Nihon Eslead Corporation	49,200	398,894	557,774	0.3
Condominiums
The Sankei Building Co., Ltd.	57,200	387,905	368,559	0.2
Leases office buildings and store spaces
Sekisui Chemical Co., Ltd.	260,000	1,773,047	2,040,149	1.0
Prefabricated residential housing
Sumitomo Real Estate Sales Co., Ltd.	38,860	1,504,830	2,020,179	1.0
Brokerage services
Takasago Thermal Engineering Co., Ltd.	146,700	1,260,581	1,314,025	0.6
Air-conditioning facilities
TOC Co., Ltd.	136,900	540,669	596,416	0.3
Commercial building leasing
Total Real Estate and Warehouse .		9,530,912	10,079,545	4.9

Restaurants
Kura Corporation	27,800	437,055	447,813	0.2
Sushi

Retail
Askul Corporation	65,900	1,271,068	1,326,927	0.6
Office equipment
Don Quijote Co., Ltd.	63,300	1,624,296	2,200,765	1.1
Discount stores
Felissimo Corporation	71,200	1,560,564	895,811	0.3
Catalog shopping .
Heiwado Co., Ltd	150,600	1,888,798	1,916,844	0.9
Supermarkets

See notes to finanical statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2011

	Shares	Cost	Market Value	% of Net Assets
Komeri Co., Ltd.	53,700	$1,352,879	$1,346,678	0.7
Home center chain
Kose Corporation.	38,900	838,114	1,053,378	0.5
Cosmetics
Ministop Co., Ltd.	84,400	1,138,214	1,456,362	0.7
Convenience stores
Mitsui Matsushima, Co., Ltd..	582,000	1,160,430	1,200,293	0.6
Coal
Parco Co., Ltd.	73,600	629,542	731,105	0.4
Shopping centers
Saint Marc Holdings Co., Ltd.	16,000	607,421	725,365	0.4
Bakery
Sundrug Co., Ltd.	26,100	635,043	778,429	0.3
Drug store chain
Xebio Co., Ltd.	105,400	2,127,547	2,407,820	1.2
Sporting goods
Yaoko Co., Ltd. .	22,000	643,759	675,477	0.3
Supermarkets
Total Retail .		15,477,675	16,715,254	8.0

Services
Accordia Golf Co., Ltd.	858	788,230	717,225	0.3
Gold courses and country clubs
Aeon Delight Co., Ltd.	90,200	1,663,902	1,658,813	0.8
Building maintenance
Benefit One Inc.	750	592,304	596,742	0.3
Benefit programs
Chiyoda Corporation	101,000	887,232	905,913	0.4
Constructs industrial plants
Daiseki Co., Ltd.	130,100	2,665,736	2,578,344	1.2
Waste disposal
Fuyo General Lease Co., Ltd.	58,800	1,095,430	2,174,190	1.0
Machinery leasing
Message Co., Ltd.	369	861,055	1,046,952	0.6
Nursing facilities
Mitsubishi UFJ Lease and Finance Company Limited	37,030	1,408,517	1,635,836	0.8
Leasing
Moshi Moshi Hotline, Inc.	64,550	1,405,589	1,422,629	0.7
Marketing
NEC Networks & Systems Integration Corporation	201,100	2,484,576	2,716,672	1.3
Communication systems
Nippo Corporation	161,000	1,124,442	1,131,686	0.5
Heavy construction

See notes to finanical statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2011

	Shares	Cost	Market Value	% of Net Assets
Park 24 Co., Ltd.	394,200	$4,148,154	$4,555,585	2.2
Parking garages
Rakuten, Inc.	1,586	1,117,781	1,407,068	0.7
Manages consumer websites
Ricoh Leasing Company, Ltd.	38,200	756,005	1,033,491	0.6
Office automation equipment leasing
Sho-Bond Holdings Co., Ltd.	73,200	1,485,469	1,550,738	0.7
Heavy construction
Taihei Dengyo Kaisha, Ltd.	158,000	1,282,625	1,259,064	0.6
Chemical plant engineering
Toppan Forms Co., Ltd.	68,500	658,016	667,069	0.3
Printing company
Total Services		24,425,063	27,058,017	13.0

Telecommunications
Comsys Holdings Corporation	122,000	1,282,258	1,235,707	0.6
Maintains telecommunications facilities
Hitachi Kokusai Electric Inc.	229,000	1,818,656	2,199,317	1.1
Wireless communication equipment
NEC Mobiling, Ltd.	36,200	952,133	1,222,349	0.6
Cellular phones software
T-Gaia Corporation	373	626,014	733,300	0.3
Cellular services
Toei Company, Ltd.	301,000	1,468,365	1,590,494	0.8
Movies, tv programs, and video software
Total Telecommunications		6,147,426	6,981,167	3.4

Textiles and Apparel	53,600	1,882,913	2,129,087	1.0
ABC Mart, Inc.
Shoes

Transportation	74,800	1,839,389	2,326,746	1.1
Kintetsu World Express Inc.
Distribution services
Sankyu Inc.	181,000	710,998	852,596
Freight services	136,000	879,459	1,032,302	0.4
Seino Holding Co., Ltd.
Comprehensive services	677,000	2,299,729	2,288,474	0.5
Senko Co., Ltd.
Trucking and warehousing				1.1
Total Transportation		5,729,575	6,500,118	3.1

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2011

	Shares	Cost	Market Value	% of Net Assets
Wholesale
Paltac Corporation	54,000	$953,785	$1,003,624	0.5
Daily necessities
TOTAL INVESTMENTS IN EQUITY SECURITIES		$185,628,287	$206,960,344	99.4
INVESTMENTS IN FOREIGN CURRENCY	Principal Amount
Hong Kong Shanghai Bank-Tokyo
Non-interest bearing account	JPY 101,196,059	$1,237,173	$1,234,927	0.6
TOTAL INVESTMENTS IN FOREIGN CURRENCY		1,237,173	1,234,927	0.6
TOTAL INVESTMENTS		$186,865,460	$208,195,271	100.0
OTHER ASSETS LESS LIABILITIES, NET			15,652	0.0
NET ASSETS			$208,210,923	100.0

* The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.

† Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of February 28, 2011.

Japanese Yen  JPY ¥ 81.945 = $1.00

See notes to finanical statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 2011

ASSETS:

Investments in securities, at market value (cost—$185,628,287)	$206,960,344
Investments in foreign currency, at market value (cost—$1,237,173)	1,234,927
Receivable for investments sold	919,533
Receivable for dividends and interest, net of withholding taxes	349,709
Prepaid expenses	27,386
Cash and cash equivalents	65,298
Total Assets	209,557,197

LIABILITIES:

Payable for investments purchased	958,621
Accrued management fee	156,413
Other accrued expenses	231,240
Total Liabilities	1,346,274

NET ASSETS:

Capital stock (par value of 21,242,170 shares of capital stock outstanding, authorized
100,000,000, par value $0.10 each)	2,124,217
Paid-in capital	235,582,662
Accumulated net realized loss on investments and foreign currency transactions	(50,566,102)
Unrealized net appreciation on investments and foreign currency transactions	21,330,697
Accumulated net investment loss	(260,551)
Net Assets	$208,210,923
Net asset value per share	$9.80

See notes to finanical statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2011

INCOME:
	Dividend income (net of $255,434 withholding taxes
	Interest income	$ 3,405,834
	Total Income	78
				$3,405,912

EXPENSES:
Management fees		1,823,712
Legal fees		252,600
Custodian fees		243,900
Directors’ fees and expenses		127,018
Auditing and tax reporting fees		104,425	3
Shareholder reports		62,860
Annual meeting expenses		32,120
Registration fees		25,550
Transfer agency fees		12,140
Miscellaneous		9,965
Insurance		2,475

Total Expenses				2,696,765

INVESTMENT INCOME- NET				709,147

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments	7,413,263
Net realized gain on foreign currency transactions	240,983
Net realized gain on investments and foreign currency transactions	7,654,246
Change in net unrealized appreciation on translation of foreign currency transactions
and other assets and liabilities denominated in foreign currency transactions	2,155,259
Change in net unrealized appreciation on investments	20,002,120

Net realized and unrealized gain on investments and foreign currency transactions	29,811,625
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,520,772

See notes to finanical statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended February 28,
FROM INVESTMENT ACTIVITIES:

	2011	2010

Net investment income.	$709,147	$392,276 (
Net realized gain (loss) on investments .	7,413,263	(11,754,754)
Net realized gain on foreign currency transactions	240,983	82,497
Change in net unrealized appreciation on investments and foreign currency exchange	22,157,379	53,931,590
Increase in net assets derived from investment activities	30,520,772	42,651,609

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income ($0.0796 and $0.0532 per share, respectively)	(1,690,877)	(1,130,083)
Decrease in net assets	(1,690,877)	(1,130,083)

NET ASSETS:

Beginning of year	179,381,028	137,859,502
End of year (including accumulated net investment loss
of $260,551 and $49,852, respectively)	$208,210,923	$179,381,028

See notes to finanical statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS

February 28, 2011

1. Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990.

The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are stated in United States dollars. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a) Valuation of Securities—Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions — Transactions denominated in Yen are recorded in the Fund’s records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the year. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values at the end of the year. The Fund does not isolate that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Yen rates at February 28, 2011 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

(c) Security Transactions, Investment Income and Distributions to Shareholders—Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the first in first out basis.

Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is provided in the form of cash, which will be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended February 28, 2011, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Income Taxes — A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 7% (effective 1/1/04 to 12/31/11) and on interest at a rate of 15% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

The Fund evaluates tax positions taken or expected to be taken in accordance with GAAP, to determine whether the tax positions are “more-likely-than-not” of being sustained by

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

the applicable tax authority. As of and during the year ended February 28, 2011, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties.

At February 28, 2011, the components of accumulated earnings on a tax basis were as follows:

Accumulated capital losses	$($50,490,967)
Unrealized appreciation on investments	$20,995,187

Total accumulated deficit	$($29,495,780)

The tax character of distributions paid during the fiscal years ended February 28, 2011 and February 28, 2010 were as follows:

February-11 February-10 Ordinary Income $1,690,877 $1,130,083 Capital Gains $0 $0

The Fund has a capital loss carryfoward as of February 28, 2011 of $50,490,967 of which $2,990,577 expires on February 29, 2016 and $28,098,516 expires on February 28, 2017 and $19,401,874 expires on February 28, 2018. In addition, the Fund utilized $5,737,732 of its current year net realized gains against accumulated capital losses.

(e) Capital Account Reclassification — For the year ended February 28, 2011, the Fund’s accumulated net investment loss was decreased by $771,031, the accumulated net realized loss was increased by $241,189, and the paid in capital was decreased by $529,842. These differences were primarily due to the result of the reclassification of foreign currency gains, the tax treatment of passive foreign investment companies, and taxable overdistributions.

(f) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(g) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments as well as the trouble in the nuclear power plant related to the Great East Japan Earthquake in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(h) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the statement of asset and liabilities.

2. Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (the “Manager”) acts as the manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), to act as investment adviser for the Fund, for which it is compensated by the manager, not the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, .90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, .80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, .70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, .60% of the Fund’s average weekly net assets in excess of $325 million, but not exceeding $425 million and .50% of the Fund’s average weekly net assets in excess of $425 million. Under the management agreement, the Fund incurred fees to the Manager of $1,823,712 for the year ended February 28, 2011. Under the investment advisory agreement, the Manager informed the Fund that the Investment Adviser earned fees of $811,611 for the year ended February 28, 2011, from the Manager, not the Fund. At February 28, 2011, the fee payable to the Manager, by the Fund, was $156,413.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the year ended February 28, 2011. As revised effective January 1, 2010, the Fund pays each Director not affiliated with the Manager an annual fee of $12,000 plus $1,500 per meeting attended or $1,000 per telephone meeting attended, together with such Director’s actual expenses related to attendance at meetings. The Chairman of the Board, who is not affiliated with the Manager, is paid an additional annual fee of $5,000. The Chairman of the Audit Committee, presently Mr. Chemidlin, receives an

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

additional annual fee of $1,000 for attendance at any meeting of the Audit Committee held. Such fees and expenses for unaffiliated Directors aggregated $127,018 for the year ended February 28, 2011.

3. Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the year ended February 28, 2011 were $103,712,559 and $103,869,839, respectively.

As of February 28, 2011, net unrealized appreciation on investments, exclusive of investments in foreign currency, for Federal income tax purposes was $20,996,547, of which $26,589,547 related to appreciated securities and $5,593,000 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies of $1,237,173, at February 28, 2011 for Federal income tax purposes was $185,963,797.

4. Fair Value Measurements

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

• Level 1—quoted prices in active markets for identical investments
• Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

In January 2010, Financial Accounting Standards Board (“FSAB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair vale measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 2009 except for the disclosures surrounding purchases, sales, issuances and settlements, on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. The Fund adopted the applicable portion of the ASU 2010-06 for the year ended February 28, 2011, and the impact of such adoption is limited to additional disclosures in the financial statements.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2011.

Level	Investments in Securities		Other Financial Instruments
Level 1
Equity Securities*	$206,960,344		$-0	-
Foreign Currency	1,234,927		-0	-
Level 2	-0	-	-0	-
Level 3	-0	-	-0	-
Total.	$208,195,271		$-0	-

*Please refer to the Schedule of Investments for a breakdown of the valuation by industry type.

During the year ended February 28, 2011, there were no transfers between Level 1 and Level 2.

During the year ended February 28, 2011, the Fund did not hold any instruments which used significant unobservable inputs (Level 3) in determining fair value.

5. Subsequent Event

Japan Smaller Capitalization Fund, Inc. (the “Fund”) announced on March 8, 2011 that it filed a preliminary Registration Statement with the Securities and Exchange Commission relating to the potential offering of additional shares of common stock of the Fund pursuant to a proposed rights offering.

The Board of Directors of the Fund has not yet approved a rights offering. No rights offering will be made unless the Fund’s Board of Directors approves such rights offering and the definitive terms of the offering, which may differ from those currently proposed.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each year.

	For the Year Ended
	February 28,			February 29, February 28,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$8.44	$6.49	$9.46	$11.80	$15.24
Net investment income (loss)@	0.03	0.02	0.04	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	1.41	1.99	(2.90)	(2.33)	(1.75)
Total from investment operations	1.44	2.01	(2.86)	(2.34)	(1.78)
Distributions from net investment income	(0.08)	(0.06)	(0.11)	--	--
Distributions from net capital gains	--	--	--	--	(1.66)
Total Fund share transactions	--	--	--	--	--

Net asset value, end of year	$9.80	$8.44	$6.49	$9.46	$11.80

Market value, end of year	$9.58	$8.13	$5.79	$8.97	$12.98
Total investment return†	18.9%	41.5%	(34.4%)	(30.9%)	(6.4%)
Ratio to average net assets/supplemental data:
Net assets, end of year (in 000)	$208,211	$179,381	$137,860	$200,924	$250,604
Operating expenses	1.44	1.46%	1.42%	1.31%	1.32%
Net investment income	0.38	0.23%	0.52%	(0.08%)	(0.19%)
Portfolio turnover	57%	66%	76%	51%	86%

†   Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
@ Based on average shares outstanding.

See notes to finanical statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

The 2010 Annual Meeting of the Shareholders of the Fund was held at the offices of Nomura Asset Management U.S.A. Inc. at Two World Financial Center, Building B, New York, New York on November 18, 2010. The purpose of the meeting was (1) to elect one Class I Director to serve for a term to expire in 2013 and (2) to transact such other business as may properly come before the Meeting or any adjournment thereof.

At the meeting, Mr. E. Han Kim received a majority of the votes cast for the election of a director. Accordingly, he was elected to serve until 2013 and until his successor is elected and qualified. The results of the voting at the Annual Meeting were as follows:

1. To elect the Fund’s Class I Director:

	Shares Voted For	% of Outstanding Shares	Shares Voted Withhold Authority	% of Oustanding Shares
E. Han Kim	13,060,318	61.48	729,716	3.44

INTERESTED DIRECTOR

Set out below is biographical and other information relating to a Director who is an “interested person,” as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Fund.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen**	Other Public Directorships Held by the Director
Shigeru Shinohara (49)* c/o Nomura Asset Management U.S.A. Inc. Two World Financial Center, Building B New York, New York 10281	Class II Director	President and Director since June 2007
President of Nomura Asset Management U.S.A. Inc. ("NAM-USA") and Nomura Global Alpha LLC since 2007 and 2008, respectively; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; Senior Managing Director of Nomura Asset Management Co., ("NAM") since 2011; previously Chief Fund Analyst at Nomura Funds Research and Technologies Co., Ltd.
				2 registered investment companies consisting of 2 portfolios	None

*      Mr. Shinohara is an “interested person,” as defined in the 1940 Act, of the Fund based on his positions with NAM and its affiliates. Mr. Shinohara is a director of Korea Equity Fund, Inc. for which NAM-USA acts as manager and NAM acts as investment adviser.

**   In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc

JAPAN SMALLER CAPITALIZATION FUND, INC.

INDEPENDENT DIRECTORS

Set forth below is biographical and other information concerning the Fund’s directors who are not “interested persons” of the Fund unless otherwise noted the address of each director is Nomura Asset Management U.S.A. Inc., Two World Financial Center, Building B, New York, New York 10281.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Rodney A. Buck (63)	Class III Director	Director since 2006; Chairman of the Board since 2010
Owner, Buck Capital Management (private investment management firm) since 2005; Executive Vice President and Chief Investment Officer, National Life Group (insurance holding company) from 2000 to 2005; Chief Executive Officer, Sentinel Advisors Company (investment advisor) from 1996 to 2005.
				2 registered investment companies consisting of 2 portfolios	None

David B. Chemidlin (54)	Class III Director	Director since 2006	Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) since 1995.	2 registered investment companies consisting of 2 portfolios	None

E. Han Kim (64)	Class I Director	Director since 2010	Professor, University of Michigan since 1980; Director of Korea Telecom since 2009; Advisor to CEO of Taubman Company since 2009; and Advisor to CEO of POSCO from 2008 to 2009.	2 registered investment companies consisting of 2 portfolios	Korea Telecom

Chor Weng Tan (74)	Class II Director	Director since 1990	Retired. Mr Tan’s professional career spans more than 30 years in engineering management and education, including service for 12 years as Dean of the School of Engineering at The Cooper Union.	2 registered investment companies consisting of 2 portfolios	None

*  In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

Committees and Directors’ meetings.  The Board of Directors has a standing Audit Committee, a standing Nominating Committee and standing Governance and Compliance Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the 1940 Act and are “independent” as defined in the New York Stock Exchange listing standards. Each Committee operates under a charter. The Charters of each of the Audit Committee and Nominating Committee were revised and approved on February 18, 2010. The Charter of the Governance and Compliance Committee was approved on February 18, 2010. Currently, Messrs. Kim, Buck, Chemidlin, and Tan are members of these Committees. The Fund has no standing Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

JAPAN SMALLER CAPITALIZATION FUND, INC.

During the fiscal year ended February 28, 2011, the Board of Directors held ten meetings, the Audit Committee held three meetings, the Nominating Committee held two meetings and the Governance and Compliance Committee held three meeting. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which he served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

Officers of the Fund.  Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set out below:

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years

Shigeru Shinohara (49)	President and Class II Director	President since 2007
President of Nomura Asset Management U.S.A. Inc. (“NAM-USA”) and Nomura Global Alpha LLC since 2007 and 2008, respectively; Senior Managing Director of Nomura Asset Management Co., Ltd. (“NAM”); Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously Chief Fund Analyst at Nomura Funds Research and Technologies Co., Ltd.

Kenneth L. Munt (64)	Vice President	Vice President since 2001	Managing Director and Secretary of NAM-USA since 1999.

Hiroyuki Nakano (41)	Vice President	Vice President since 2008
Managing Director and Chief Administrative Officer of NAM-USA since 2008; Senior Marketing Executive of NAM from 2005 to 2008; Senior Marketing Executive of Nomura Securities Co., Ltd. from 2003 to 2005.

Rita Chopra-Brathwaite (42)	Treasurer	Treasurer since 2002	Executive Director of NAM-USA since 2010; Senior Vice President of NAM-USA from 2007 to 2010; Vice President of NAM-USA from 2001 to 2007.

Neil Daniele (50)	Secretary and Chief Compliance Officer	Secretary since 2002; Chief Compliance Officer since 2005	Managing Director of NAM-USA since 2005, and USA from 2002 to 2007.

*    The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281.
**  Elected by and serves at the pleasure of the Board of Directors.

JAPAN SMALLER CAPITALIZATION FUND, INC.

REVIEW OF THE FUND’S MARKET PRICE COMPARED TO NET ASSET VALUE (Unaudited)

Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value (‘‘NAV’’). Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund’s shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or an interval fund. As a “country fund” emphasizing a smaller capitalization segment of the market, the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus. The Board of Directors believes that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and the Directors believe that the recent volatility of the financial markets in Japan supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives. The Board of Directors intends to continue to review, on a quarterly basis, the trading market for the Fund’s shares.

TAX INFORMATION (Unaudited)

The Fund makes an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for their fiscal year ended February 28, 2011 is $255,434. The foreign source income for information reporting purposes is $3,661,268.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2012.

JAPAN SMALLER CAPITALIZATION FUND, INC.

DIVIDEND REINVESTMENT PLAN

The Dividend Reinvestment Plan (the “Plan”) is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended February 28, 2011, the Fund issued no new shares for dividend reinvestment purposes.

Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

The Plan Agent will maintain all shareholders’ accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
E. Han Kim
Shigeru Shinohara
Chor Weng Tan

OFFICERS
Shigeru Shinohara, President
Kenneth L. Munt, Vice President
Hiroyuki Nakano, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary and Chief Compliance Officer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12,1-Chome, Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 43078
Providence, RI 02940-3078

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

JAPAN SMALLER CAPITALIZATION FUND, INC. TWO WORLD FINANCIAL CENTER, BUILDING B NEW YORK, NEW YORK 10281

This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the  Report.

JAPAN
Smaller Capitalization
Fund, Inc.

ANNUAL REPORT

FEBRUARY 28, 2011

ITEM 2.  CODE OF ETHICS

______________________________________________________________________________
(a)
As of February 28, 2011, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)
There were no amendments during the fiscal year ended February 28, 2011 to a provision of the code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)	Not applicable.
(e)	Not applicable.
(f)	A copy of the Registrant’s code of ethics is attached as an exhibit.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that David B.Chemidlin, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.  This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Audit Fees for the Registrant were $74,500 and $74,500 for each of the fiscal years ended 2/28/11 and 2/28/10, respectively.

(b) Audit-Related Fees. Audit-Related Fees for the Registrant were $10,000 and $10,000 for the fiscal years ended 2/28/11 and 2/28/10, respectively.  These amounts represent procedures performed in connection with the review of the Registrant’s semi-annual reports.

In addition, there were no Audit-Related Fees billed in the fiscal years ended 2/28/11 and 2/28/10 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the fiscal years ended 2/28/11 and 2/28/10, respectively.

(c) Tax Fees. Tax Fees for the Registrant were $11,400 and $11,400 for the fiscal years ended 2/28/11 and 2/28/10, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning rendered by Ernst & Young LLP ("E&Y") to the Registrant.

There were no other fees billed for tax services by E&Y to service affiliates for the fiscal years ended 2/28/11 and 2/28/10, respectively, that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no fees billed for any other non-audit services rendered by E&Y to service affiliates for the fiscal years ended 2/28/11 and 2/28/10, respectively, that required pre-approval by the Audit Committee.

3

(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to pre-approve all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to pre-approve all non-audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to pre-approve non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e) (2) Not Applicable.

(f)  Not Applicable.

(g) Non-audit fees billed by E&Y for services rendered to the Registrant and NAM-USA and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant ("Service Affiliates") were $ 2.9 million and $2.9 million for the fiscal years ended 3/31/11 and 3/31/10, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services and non-audit related services rendered by the E&Y to service affiliates.

(h) Yes.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Registrant or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)
The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended.  Currently, Messrs. Rodney A. Buck, David B. Chemidlin, E. Han Kim and Chor Weng Tan are members of the Audit Committee.

(b)           Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant’s investments in securities of unaffiliated issuers as of 2/28/11 are included in the report to shareholders filed under Item 1 of this Form.

4

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR   CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Registrant has delegated proxy voting responsibilities to its investment adviser, subject to the Board of Directors’ general oversight.  The investment adviser has adopted its own Policy and Process on Corporate Governance and Proxy Voting for this purpose.  The Policy and Process is set forth below.

Proxy Voting Policy

NOMURA ASSET MANAGEMENT

NOMURA ASSET MANAGEMENT CO., LTD.
NOMURA ASSET MANAGEMENT U.S.A. INC.
NOMURA ASSET MANAGEMENT U.K. LIMITED
NOMURA ASSET MANAGEMENT SINGAPORE LIMITED
NOMURA ASSET MANAGEMENT HONG KONG LIMITED

May 2009

5

I.	Basic Policy for Proxy Voting

This Proxy Voting Policy has been adopted by Nomura Asset Management Co., Ltd. and its investment advisory subsidiaries.* These companies are hereinafter collectively referred to as “NOMURA ASSET MANAGEMENT”.  The overall objective of NOMURA ASSET MANAGEMENT is to increase the value of its clients’ investments. We recognize that to establish the power to influence management through voting rights is an effective way to achieve such an objective. NOMURA ASSET MANAGEMENT believes the proxy voting right is an important financial asset that must be managed with the same care and diligence as any other client asset.  We exercise proxy voting decisions solely in the best long-term interests of our clients. When we acquire a company’s equity securities, we do so in the belief that they are a sound investment. We will not acquire equity securities simply to obtain control of or influence over an issuer.
*
(Nomura Asset Management U.S.A. Inc., Nomura Asset Management U.K. Limited, Nomura Asset Management Singapore Limited, Nomura Asset Management Malaysia Sdn. Bhd., Nomura Islamic Asset Management Sdn. Bhd., Nomura Asset Management Hong Kong Limited)

II.	Proxy Voting Guidelines

NOMURA ASSET MANAGEMENT closely examines the voting agendas of a company in the cases listed below.  Where we believe that a specific agenda item is not in the interests of shareholders, NOMURA ASSET MANAGEMENT shall decide either to vote against or to abstain from voting on the item. Proxy voting Guidelines are applied in cases:

(1)
Where it is found that the company has violated the law or otherwise engaged in antisocial activity. However, NOMURA ASSET MANAGEMENT shall not exercise the proxy voting rights solely as a means to address specific social or political issues, irrespective of investment returns of the company.

(2)	Where the auditor’s opinion on the company is qualified (for Japanese equity securities).
(3)	Where the company’s disclosure is determined to be inadequate, and therefore, deemed harmful to shareholders’ interests.

(4)	Where the company continuously reports sluggish business performance and poor investment returns, and where we consider the management’s efforts for improvement to be inadequate.
(5)	Where the company accumulates a large amount of financial assets, which are neither used effectively nor distributed to shareholders adequately.
(6)	Where the company’s business and financial strategies are deemed to harm shareholders’ interests.
(7)	Where the composition and size of the company’s board of directors or the composition of its statutory auditors are deemed inadequate, and likely to harm the shareholders’ interest.
(8)	Shareholder proposals.
(9)	Extraordinary agenda items, such as amendments to the company’s articles of incorporation, which are likely to harm shareholders’ interest.

III.	Positions on Specific Issues

(1)	Election of Directors

NOMURA ASSET MANAGEMENT votes in favor of candidates for the Board of Directors that are nominated by the issuer’s management when it is determined that such candidates would best serve our clients’ best interests.

The size of the board should be adequate and appropriate considering the nature of the company’s business and its scale.

If the company’s business performance remains sluggish over a long period and little remedial effort is apparent, or if the company is found to have engaged in any antisocial activity or any activity that would harm shareholder value, NOMURA ASSET MANAGEMENT will carefully assess the qualifications of the directors who have served during the said period or at the time of such activity in voting on their reelection.

In principle, we vote for the election of outside directors, provided that we take into consideration such elements as the competence and experience of the candidates for outside director.

With respect to proposals that call for a staggering of the terms of the directors, when it is determined that such a change would harm the effectiveness of corporate governance, we would oppose such a proposal.

Because outside directors of companies that have adopted the committee system play an especially essential role in each of the three committees - nomination, compensation and audit - special consideration should be paid to the directors’ qualifications, such as independence. Companies have transferred the decision-making for many important matters, such as disposition of profits, from shareholders to the executive officers and the board of directors of the company. In consideration of this fact, the qualifications of the director for the office should be judged upon careful review of the assessment of the board of directors.

(2)	Election of Auditors

Auditors are expected to be qualified to audit the business of directors on behalf of shareholders, and to function adequately for that purpose.

Where the company has engaged in a certain antisocial or illegal activity in which an auditor is found responsible for any part thereof, or determined to have failed to fully perform his/her duties, we will form a negative opinion on the reelection of such an auditor.

It is desirable to ensure that the outside auditors are independent of management. It is not desirable to have the audit committee composed of outside auditors all of whom lack independence. Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.

(3)	Executive Compensation

NOMURA ASSET MANAGEMENT votes for management compensation plans that in its view, are reasonable, especially equity-based compensation plans that are aligned with the long-term interests of the company’s shareholders. However, we vote against plans that are inconsistent with or inequitable compared to the company’s overall financial condition, or that would substantially dilute the interests of shareholders.

When a company is discovered to have engaged in antisocial activities, we expect to see corrective measures reflected in management’s compensation.

It is desirable for the company to disclose management’s compensation so that shareholders can determine whether or not it is fair and reasonable.

(4)	Stock Option

In principle, we vote for stock option plans when the conditions of the plan, such as eligibility and its scale, are properly set forth for the purpose of promoting the incentives of the executives and employees. However, we vote against such plans when the conditions are deemed to be improper.

(5)	Capital Policy

①	Distribution policy

In deciding on the distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan. While we view the acquisition of the company’s own stock positively as a means to enhance the company’s value, it is always necessary to determine whether this is the most appropriate distribution method for the sake of the company’s long-term capital structure.

②	Change in number of authorized shares

An increase in the number of authorized shares is required for a variety of legitimate business purposes, including financing, stock splits, corporate reorganizations, or debt for equity exchanges. NOMURA ASSET MANAGEMENT will vote for a company’s proposed increase in the number of authorized shares unless it is considered a special circumstance proposal. Such proposals are assessed on a case-by-case basis.

③	Issuance of preferred and other classes of shares

NOMURA ASSET MANAGEMENT will carefully scrutinize proposals with respect to the issuance of shares in special cases, such as to authorize the board of directors to issue preferred shares with discretion to determine such conditions as voting rights, conversion, dividend and transferability (“Blank Check” Preferred Shares). We recognize that while such classes of shares are generally issued for financing purposes, they could hinder growth in shareholder value.

(6)	Corporate Restructuring

①	Mergers, acquisitions and other corporate restructurings

NOMURA ASSET MANAGEMENT reviews all proposals for mergers, acquisitions and other forms of corporate restructuring on a case-by-case basis by evaluating the financial impact on our clients.

②	Anti-takeover measures

NOMURA ASSET MANAGEMENT will not vote, in principle, for proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures can depress a company’s market value.

However, we may vote for proposals, based on individual analysis and on a case-by-case basis, only when we have clearly determined that they are primarily intended to protect shareholder value rather than the management itself.

(7)	Corporate Social Responsibility

The management of a company is responsible for the firm’s day-to-day business activities. Rather than rendering a judgment on specific social or political matters, NOMURA ASSET MANAGEMENT will, in principle, honor the management’s business judgment on such matters. However, NOMURA ASSET MANAGEMENT may decide to vote on such social or political matters on a case-by-case basis when such matters may have an impact on investment returns. In making judgments on such proposals, we pay close attention to individual circumstances in each country.

IV.       Conflicts of Interest

In exercising voting rights, there may arise conflicts of interest (for example, NOMURA ASSET MANAGEMENT may have a business relationship with an issuer whose securities are held in client portfolios. and over which we have proxy voting discretion).

When such a conflict of interest arises, NOMURA ASSET MANAGEMENT shall vote, in order to remain impartial in the exercising of proxy voting rights, based on recommendations made by third-party proxy voting service vendors. We recognize a necessity of such recommendations by these vendors only when NOMURA ASSET MANAGEMENT generates from its business relationship with an issuer amounts to more than 1 percent of the total revenue of NOMURA ASSET MANAGEMENT, and when the proposal to be voted on may provide an undue enrichment to the director, officer, or another affiliate of such issuer. Where the revenue from a business relationship with the issuer is more than 0.5 percent of the total revenue of NOMURA ASSET MANAGEMENT, we will closely examine the proposal to see whether there is any potential conflict of interest.

With respect to shares of Nomura Holdings, Inc. that are held in client portfolios, we shall seek advice from third-party proxy voting service vendors.

***************

Principles on Corporate Governance of Portfolio Companies

Purpose of the Principles

1.
For a company to manage its business operations with due consideration for shareholders’ interests and steady long-term earnings, it is crucial the company’s corporate governance functions adequately. As an investment manager, NOMURA ASSET MANAGEMENT has established basic corporate governance principles (described below) that it looks for in portfolio companies.  We monitor the business operations of companies in which we invest to ensure consistency with these principles. We believe that companies that follow these principles operate their businesses with autonomy in a way that enhances shareholders’ interests/value in the long term. On the other hand, where no continued expansion of shareholder value is recognized in a company, or where the company’s business performance or investment return has been sluggish, we will seek to promote investors’ (beneficiaries’) interests by demanding the company take corrective measures.

Ideal Form of Corporate Governance

2.	We believe the following are ideal forms of corporate governance to serve long-term shareholders’ interests:

①	The board consists of an adequate number of directors qualified for rendering proper business judgment and functioning effectively.
②	The statutory auditors are qualified to audit the activities and functions performed by directors on behalf of shareholders.
③	Where the board of directors has designated committees of the board to carry out specific functions, each committee shall consist of qualified members and operate with independence.
④	Executives’ compensation is well balanced with long-term investment return reflecting improved shareholders’ value and appropriate management incentives.
⑤	The corporate governance system is in place to ensure sufficient internal control in terms of compliance and internal auditing.

Accountability through Disclosure

3.
We will request companies to maintain their accountability through timely and proper public disclosure in order for us to monitor their corporate governance. We will demand full disclosure and explanation as well as corrective measurements taken with respect to any illegal or antisocial activity if any.

Dialogue with Companies

4.	NOMURA ASSET MANAGEMENT, as an investment manager, will step up its dialogue with companies regarding their corporate governance efforts.

Exercise of the Voting Rights

5.
NOMURA ASSET MANAGEMENT will vote proxies on behalf of its clients in a manner consistent with the corporate governance principles stated above and seek that companies manage their business operations with due consideration for shareholders’ long-term interests.

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ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1) On December 13, 2010, Mr. Shinichi Tanaka became the new Portfolio Manager for the Fund.  Mr. Tanaka is the Chairman of the Japan Smaller Capitalization Stock Selection Committee of Nomura Asset Management Co., Ltd.  He has been a member since 2005.  The Portfolio Manager is a CMA (Chartered Member of the Security Analysts Association of Japan) and Senior Portfolio Manager of the investment adviser of the Registrant. The Portfolio Manager has been with the investment adviser of the Registrant since 1997 as a portfolio manager and analyst. The Portfolio Manager is primarily responsible for the day-to-day portfolio management for the Registrant. The Portfolio Manager oversees investment decisions and activities and reviews research analysis.

      (2) As of December 31, 2010, the Portfolio Manager was primarily responsible for the day-to-day portfolio management for the Registrant, for one other pooled investment vehicle that is not a registered investment company under the 1940 Act (with total assets of 11.88 billion yen as of March 31, 2011) and for 9 other accounts (with total assets of 38.84 billion yen as of March 31, 2011). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts and (iii) circumstances where the Registrant's investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

      (3) The Portfolio Manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the Portfolio Manager's compensation is applied across all accounts managed by the Portfolio Manager. Generally, the Portfolio Manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the Portfolio Manager's performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the Portfolio Manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid semi-annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the Portfolio Manager's accounts, measured on a pre-tax basis for rolling three-year periods against the Russell / Nomura Small Cap Tm Index. The quantitative scoring for purposes of the bonus comprises 60 percent of the performance appraisal measurement. The qualitative score is determined by analyzing the quality of the Portfolio Manager's contribution to the Registrant's investment adviser. While the bonus can range up to 100 percent or more of base salary, the Registrant's investment adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers' aggregate cash compensation.

(4) As of March 31, 2011, the Portfolio Manager did not own beneficially any securities issued by the Registrant.

(b) Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable

(b)	Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The principal purpose of the Registrant's Nominating Committee is to select and nominate the Directors of the Registrant. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Registrant's manager and its affiliates and other principal service providers.

The Nominating Committee will consider potential director candidates recommended by Registrant shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee's Charter; are not "interested persons" of the Registrant or the Registrant's investment adviser within the meaning of the Investment Company Act; and are "independent" as defined in the New York Stock Exchange listing standards. The Committee has determined that potential director candidates recommended by Registrant shareholders must satisfy the Securities and Exchange Commission's ("SEC") nominee requirements found in Regulation 14A of the Securities and Exchange Act of 1934, as amended ("1934 Act"). Shareholders recommending potential director candidates must substantiate compliance with certain requirements at the time of submitting their proposed director candidate to the attention of the Registrant's Secretary.

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Committee meets annually to identify and evaluate nominees for Director and makes its recommendations to the Board. In identifying and evaluating a potential nominee to serve as an independent Director of the Registrant, the Nominating Committee will consider, among other factors: (i) whether the individual has any material relationships that could create any appearance of impropriety with respect to or a lack of independence from NAM-U.S.A. or any of its affiliates; (ii) whether the individual has the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an independent Director of the Registrant and to protect the interests of Registrant shareholders; (iii) the individual's corporate or other business experience in significant positions which demonstrate sound business judgment; (iv) whether the individual has financial and accounting experience; (v) the individual's ability to and attend at least four regular meetings a year and (vi) whether the individual can add to the balance of experience of the present independent Directors. The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner. There have been no changes since January 1, 2006 to the procedures by which the Registrant's shareholders may recommend nominees to the Registrant's Nominating Committee.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1)	Code of Ethics.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a) (3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES
________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Shigeru Shinohara
Shigeru Shinohara, President
(Principal Executive Officer)

Date: May 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
Rita Chopra-Brathwaite, Treasurer
(Principal Financial Officer)

Date: May 10, 2011